EXHIBIT 3.1

Articles of Incorporation and all Amendments

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC.

The undersigned incorporators, desiring to form a corporation (hereinafter referred to as the “Corporation”) pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), execute the following Articles of Incorporation.

ARTICLE I

Name

The name of the Corporation is Skyline Homes, Inc.

ARTICLE II

Purposes

The purposes for which the Corporation is formed are:

A.	To manufacture, build, construct, make and repair house trailers and cargo trailers, and parts for same; to buy, sell, trade and exchange, and to otherwise deal in new and used house trailers and cargo trailers, at wholesale and at retail; and to do any and all things legal, necessary or proper to be done for the successful conduct of the business herein contemplated and incident to said business.

B.	To make, construct, and build materials for the construction, alteration, or repair of any and all classes of dwelling houses, garages, outbuildings, farm buildings, commercial and industrial buildings, and improvements of any kind and nature whatsoever; to make, construct and build any and all classes of cabinets, and ready-cut and pre-fabricated housing and building materials and products.

C.	To conduct and carry on the business of builders and contractors for the purpose of building, erecting, constructing, altering, repairing or doing any other work in connection with any and all classes of dwelling houses, garages, out-buildings, farm buildings, commercial and industrial buildings, and improvements of any kind and nature whatsoever, including the locating, laying out and constructing of roads, avenues, docks, slips, sewers, bridges, wells, walls and all classes of buildings, erections, and works, both public and private, or integral parts thereof.

D.	To buy, sell, trade and deal in, at wholesale and retail, any and all kinds of new and second-hand building materials, and products.

E.	To acquire, purchase, own, lease and operate, and to sell, lease or otherwise dispose of any and all machinery, appliances and equipment necessary, convenient or incident to the conduct of the construction business.

F.	To acquire, purchase, own, sell and lease real estate.

Articles of Incorporation and all Amendments

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE II — (CONTINUED)

Purposes

G.	To pay for any property, real or personal, this corporation may acquire or purchase, with shares of the capital stock, bonds or other obligations or securities of this corporation, or to issue its shares of stock in exchange therefor.

H.	The foregoing clauses shall be construed as powers, as well as purposes, and the matters expressed in each clause shall, except if otherwise provided, be in no wise limited by reference to, or inference from, the terms of any other clause, but shall be regarded as independent powers and purposes; and the enumeration of specific powers and purposes shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the corporation; nor shall the expressing of one thing be deemed to exclude another not expressed; although it be of like nature.

I.	The corporation shall be authorized to exercise and enjoy all other powers, rights and privileges, granted by an Act of the General Assembly of the State of Indiana, entitled “The Indiana General Corporation Act”, approved March 16, 1929, to corporations organized there under, and all the powers conferred by all acts heretofore or hereafter amendatory of, or supplemental to, the said Act or the said laws; and the enumeration of certain powers as herein specified, is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges granted or conferred by said Act or the said laws now or hereafter in force; provided, however, that the corporation shall not, in any State, carry on any business or exercise any powers, which a corporation organized under the laws thereof could not carry on and exercise.

ARTICLE III

Term of Existence

The period during which the Corporation shall continue is perpetual.

ARTICLE IV

Principal Office and Resident Agent

The post-office address of the principal office of the Corporation is 2520 By-Pass Road, Elkhart, Indiana; and the name and post-office address of its Resident Agent in charge of such office is J. Arthur Decio, Jr., 2520 By-Pass Road, Elkhart, Indiana.

Articles of Incorporation and all Amendments

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is Ten Thousand (10,000) shares consisting of 10,000 shares with the par value of $10.00 per share, and No shares without par value.

ARTICLE VI

Terms of Capital Stock

The authorized capital stock of this corporation shall consist of 10,000 shares of common stock, with a par value of $10.00 per share, all of one and the same class, with equal rights, privileges, powers, obligations, liabilities, duties and restrictions.

ARTICLE VII

Voting Rights of Capital Stock

All common shareholders of this corporation shall be entitled to one vote for each share standing in their names on the books of the corporation ten (10) days before the date fixed for holding any special or regular meeting of shareholders.

ARTICLE VIII

Paid-in Capital

The amount of paid-in capital, with which the Corporation is beginning business, is $100,00.00.

ARTICLE IX

Data Respecting Directors

Section 1. Number.

The number of directors of this corporation shall be five.

Section 2. Qualifications.

Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

ARTICLE X

Further Data Respecting Directors

Section 1. Names and Post-Office Addresses.

The names and post-office addresses of the first Board of Directors of the Corporation are as follows:

Articles of Incorporation and all Amendments

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE X — (CONTINUED)

Further Data Respecting Directors

Name	Number and Street or Building City Zone State
Julius A. Decio, Sr.,	122 Miami Avenue, Elkhart, Indiana
J. Arthur Decio, Jr.,	2520 By-Pass Road, Elkhart, Indiana
Frank A. Vite,	3503 Gordon Road, Elkhart, Indiana
Richard M. Treckelo,	1200 Worthmore Avenue, Elkhart, Indiana
Michael DiVietro,	908 West Grove Street, Mishawaka, Indiana

Section 2. Citizenship.

All of such Directors are citizens of the United States.

ARTICLE XI

Data Respecting Incorporators

Section 1. Names and Post-Office Addresses.

The names and post-office addresses of the incorporators of the Corporation are as follows:

Name	Number and Street or Building City Zone State
J. Arthur Decio, Jr.,	2520 By-Pass Road, Elkhart, Indiana
Frank A. Vite,	3503 Gordon Road, Elkhart, Indiana
Michael DiVietro,	908 West Grove Street, Mishawaka, Indiana

Section 2. Age and Citizenship.

All of such incorporators are of lawful age; and all of such incorporators are citizens of the United States.

Section 3. Compliance with Provisions of Sections 15 and 16 of the Act.

The undersigned incorporators hereby certify that the person or persons intending to form the Corporation first caused lists for subscriptions to the shares of the capital stock of the Corporation to be opened at such time and place as he or they determined; when such subscriptions had been obtained in an amount not less than $1,000, such person or persons, or a majority of them, called a meeting of such subscribers for the purpose of designating the incorporators and of electing the first Board of Directors; the incorporators so designated are those named in Section 1 of this Article; and the Directors so elected are those named in Section 1 of Article X.

Articles of Incorporation and all Amendments

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE XII

Provisions for Regulation of Business and Conduct of Affairs of Corporation

A.	The shareholders shall have preemptive rights to subscribe to or purchase any additional issues of shares of the capital stock of the corporation of any class, and any shares of the corporation purchased or acquired by the corporation and not cancelled, but held as Treasury Stock.

B.	The consideration for the issuance of shares of the capital stock of this corporation may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor actually performed for, or services actually rendered to the corporation, and when such consideration has been received by the corporation for such shares, such shares shall be deemed fully paid and not liable to any further call or assessment, and the holder thereof shall not be liable for any further payment therefor, or on account thereof.

C.	The Board of Directors shall make, alter, amend or repeal by-laws for the government and regulation of the affairs of the corporation.

D.	This corporation shall have power to carry on and conduct its said business or any part thereof, and to have one or more offices in the State of Indiana, and in the various other States, territories, colonies and dependencies of the United States, in the District of Columbia, and in all or any foreign countries; and to acquire, own, hold and use, and to lease, mortgage, pledge, sell, convey or otherwise dispose of property, real and/or personal, tangible and/or intangible, out of this State.

E.	The owner of any share of common stock of this corporation, the personal representative, executor or administrator of any deceased owner of such stock, the grantee or assignee of any share or shares of stock of this corporation sold on execution, attachment or under order of any court, or in bankruptcy or receivership proceedings, who shall be desirous of selling any of his shares of stock in this corporation, shall have no right, power or authority to sell such share or shares and shall not be entitled to have such shares transferred on the records of the corporation, until he shall first offer, in writing, to sell such share or shares to this corporation. This corporation shall have thirty (30) days thereafter within which to purchase said shares from such shareholder, and pay in cash to such shareholder the book value of said stock as fixed and determined by the last audit report for the corporation. Upon the election of said corporation to purchase said stock at book value as herein fixed and determined, the certificate evidencing such share or shares shall be assigned to the corporation by such shareholder and the corporation shall pay to such shareholder, in cash, the book value of such share or shares as herein determined. Any share or shares so purchased by the corporation shall become treasury stock of the corporation. If the corporation does not elect to purchase such stock as herein provided, then such stock may be sold to any other person, firm or corporation.

Articles of Incorporation and all Amendments

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE XII — (CONTINUED)

Provisions for Regulation of Business and Conduct of Affairs of Corporation

IN WITNESS WHEREOF, the undersigned, being all of the incorporators designated in Article XI, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 27th day of May, 1959.

/s/ J. Arthur Decio, Jr.
(Written Signature)

J. Arthur Decio, Jr.
(Printed Signature)

/s/ Frank A.Vite
(Written Signature)

Frank A. Vite
(Printed Signature)

/s/ Michael DiVietro
(Written Signature)

Michael DiVietro
(Printed Signature)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that J. Arthur Decio, Jr., Frank A. Vite and Michael DiVietro, being all of the incorporators referred to in Article XI of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

Articles of Incorporation and all Amendments

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE XII — (CONTINUED)

Provisions for Regulation of Business and Conduct of Affairs of Corporation

WITNESS my hand and Notarial Seal this 27th day of May, 1959.

/s/ Alice M. Hunter
(Written Signature)

Alice M. Hunter
(Printed Signature)
Notary Public
My commission expires: May 16, 1960

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC.

The undersigned officers of SKYLINE HOMES, INC. (hereinafter referred to as the “Corporation”), existing pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain individual Articles of its Articles of Incorporation, certify the following facts:

SUBDIVISION A THE AMENDMENTS

The exact texts of Articles V, VI, VII, IX and XII of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as “The Amendments”), now are as follows:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 10,000 shares, consisting of 10,000 shares of Common Stock with a par value of $10.00 per share, to 615,000 shares, consisting of 500,000 shares of Class A Common Stock and 115,000 shares of Class B Common Stock, each such class having a par value of $1.00 per share.

At the time and date that these Amendments shall become effective each one of the 10,000 shares of Common Stock, par value of $10.00 per share, of the Corporation issued and outstanding immediately prior to such effectiveness shall become and be, without further action by the Corporation or its shareholders, ten shares of Class B Common Stock of the Corporation, authorized by these Amendments. After the said effective date, the holders of shares of the Corporation’s Common Stock, par value of $10.00 per share, shall have the right to surrender the certificates representing such shares to the Corporation or to any Transfer Agent for the Class B Common Stock and receive duly executed certificates representing the equivalent number of shares of said Class B Common Stock.

Upon the occurrence of either of the events described in Subsections (1) and (2) of Section E of the following Article VI, each one of the then authorized shares of Class A and Class B Common Stock, whether unissued, issued and outstanding or held in the treasury of the Corporation, shall ipso facto become and be, without further action by the Corporation or its shareholders, one share of Common Stock with the par value of $1.00 per share, and the holders of shares of the Class A or Class B Common Stock, shall have the right to surrender the certificates representing such shares to the Corporation or to any Transfer Agent for the Common Stock, par value of $1.00 per share, and receive duly executed certificates representing an equal number of shares of said Common Stock, par value of $1.00 per share.

ARTICLE VI

Terms of Capital Stock

The preferences, qualifications, restrictions, limitations and special or relative rights and powers of the shares of Class A and Class B Common Stock are as follows:

A.	Such dividends as may be determined by the Board of Directors may be paid on the Class A and Class B Common Stock, at any time and from time to time, out of the assets of the Corporation available for dividends under the laws of the State of Indiana, subject to the following limitations and not otherwise, to-wit: (i) no dividend payable in shares of Class A Common Stock shall be declared on the Class B Common Stock and no dividend payable in shares of Class B Common Stock shall be declared on the Class A Common Stock; (ii) dividends payable in shares of the

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VI — (CONTINUED)

Terms of Capital Stock

same class may, from time to time, be declared on either the Class A or Class B Common Stock, provided that a dividend payable in shares of the other class, at the same time and at the same rate per share, is simultaneously declared on such other class; (iii) dividends payable otherwise than in shares of Class B Common Stock may in any calendar year be declared on the Class B Common Stock, provided that the amount of such dividend, together with any dividends, theretofore, in the same calendar year, declared on such stock, does not exceed, on a per share basis, one-half of the amount of any dividend on the Class A Common Stock which is declared simultaneously with, and payable at the same time as, the dividend declared on the Class B Common Stock, plus the amount of all dividends theretofore, in the same calendar year, declared on the Class A Common Stock.

B.	In the event of dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, any assets of the Corporation in excess of its liabilities shall be distributed in the following order:

(1).	Assets of a value equal to an amount found by multiplying $15.00 times the number of shares of the Class A Common Stock then outstanding (provided that, if the number of such outstanding shares has been changed by reason of stock dividends, split-ups, consolidations or other reclassifications occurring at any time subsequent to the effective date of these Amendments, then, assets of a value equal to an amount found by multiplying $15.00 times the number of shares of the Class A Common Stock that would be outstanding by for such stock dividends, split-ups, consolidations or other reclassifications) shall be distributed to the holders of the Class A Common Stock in accordance with the number of such shares held by each; and then

(2).	Assets of a value equal to an amount found by multiplying $15.00 times the number of shares of Class B Common Stock then outstanding (subject to the same proviso applicable to the outstanding shares of Class A Common Stock) shall be distributed to the holders thereof in accordance with the number of shares held by each; and then

(3).	The assets remaining shall be distributed among the holders of both the Class A and Class B Common Stock, on a share for share basis, without preference or distinction as to class. If in making any distribution under subparagraphs 1 and 2 above, the net or remaining assets of the Corporation shall be insufficient to permit a distribution of the full amount provided for

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VI — (CONTINUED)

Terms of Capital Stock

in either of such subparagraphs, all of the assets shall be distributed to the holders of the class of stock specified in such subparagraph on a share for share basis.

C.	On January 1, 1963, and again on January 1, 1964, 38,333 shares (on a cumulative basis) of Class B Common Stock, (or, in case of changes in the number of outstanding shares of Class B Common Stock because of stock dividends, split-ups, consolidations or other re-classifications occurring at any time subsequent to the effective date of these Amendments, such number as would equal 38,333 shares of Class B Common Stock but for such stock dividends, split-ups, consolidations or other reclassifications), to be chosen as hereinafter provided (and on January 1, 1965, the balance of all shares of Class B Common Stock outstanding on, or issued after, that date), shall become convertible, at the option of the holders thereof and upon surrender to the Corporation or to any Transfer Agent of the Class A Common Stock of the certificate for the shares so to be converted, into fully paid and non-assessable shares of Class A Common Stock at the rate of one share of Class A Common Stock for each share of Class B Common Stock tendered for conversion. Upon such conversion of any shares of Class B Common Stock into shares of Class A Common Stock no allowance or adjustment shall be made for dividends on either class of stock.

The particular shares of Class B Common Stock at the time outstanding which are to become eligible for conversion into Class A Common Stock on January 1, 1963, and 1964 shall be fixed and identified from time to time by resolution or resolutions of the Board of Directors on a substantially pro-rata basis between the holders at such times of the outstanding Class B Common Stock, and a certified copy of each such resolution or resolutions shall be forthwith delivered by the Corporation to the Transfer Agent for the Class A Common Stock.

The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock the full number of shares of Class A Common Stock deliverable upon the conversion of all shares of Class B Common Stock, from time to time outstanding.

Shares of Class B Common Stock which have been converted into shares of Class A Common Stock, as herein provided, shall not be re-issued but shall be cancelled in accordance with the provisions of the laws of the State of Indiana.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VI — (CONTINUED)

Terms of Capital Stock

D.	The Corporation shall not declare a split-up, consolidation or other re-classification of either the Class A or Class B Common Stock into a different number of shares of such class, unless it simultaneously declares a split-up, consolidation or other re-classification, as the case may be, of the other class into a different number of shares at the same rate per share.

E.	In the event that: (1). Mr. Arthur J. Decio shall cease to act on a full time basis as the principal executive officer of the Corporation (except for such reasonable and ordinary interruptions of a temporary nature as may occur by reason of illness or like causes) whether such cessation is due to the termination of his employment by the Corporation, by his own act, because of his death or permanent disability, or for any other reason whatsoever; or (2). The amount of outstanding shares of Class B Common Stock shall be reduced in number to less than 50,000 shares, or, in case of changes in the number of outstanding shares of Class B Common Stock because of stock dividends, split-ups, consolidations or other re-classifications occurring at any time subsequent to the effective date of this Amendment, then to less than such number as would equal 50,000 shares of Class B Common Stock, but for such stock dividends, split-ups, consolidations or other re-classifications; then, upon the occurrence of either of such events, each one of the then authorized shares of Class A and Class B Common Stock, whether unissued, issued and outstanding, or held in the treasury of the Corporation, shall ipso facto become and be, without further action of the Corporation or its stockholders, one share of Common Stock, with a par value of $1.00 per share, and all such shares shall be of one and the same class, with equal and identical rights, privileges, powers, obligations, restrictions and voting rights, and all distinctions in regard to preference, qualifications, restrictions, limitations and special or relative rights or powers theretofore applicable to the Class A and Class B Common Stock, described in this Article VI and the following Article VII, shall cease to exist.

F.	No stockholder of the Corporation of any class, shall have a preemptive right to purchase, subscribe for, or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase, stock of this corporation hereafter issued, optioned or sold by it.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VII

Voting Rights of Capital Stock

A.	All holders of record of any class or classes of stock of the Corporation shall be entitled to one vote for each share of such class or classes so held, upon any question presented at a regular or special meeting of shareholders.

At any election of directors held prior to the occurrence of either of the events described in Subsection (1) and (2) of Section E of the preceding Article VI, the record holders of the Class B Common Stock shall have the right to elect such number of the directors as will constitute two-thirds in number of the full Board of Directors of the Corporation, and if the number of places on the full Board of Directors is not divisible by three, then the holders of the Class B Common Stock shall have the right to elect the smallest number of directors sufficient to constitute more than two-thirds in number of such full Board of Directors (the directors so elected to be known as Class B Directors), and the record holders of the Class A Common Stock shall have the right to elect the remaining number of directors to be elected at such meeting (the directors so elected to be known as Class A Directors). All such Directors shall be elected by a majority vote of the record holders of the Class A or Class B Common Stock, as the case may be, each such holder having one vote for each share of stock of such class so held. If the office of any Class A or Class B Director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, a majority of the remaining Class A or Class B Directors, as the case may be, shall choose a successor who shall hold office for the unexpired term to which such vacancy occurred, or until the next election of directors. Notwithstanding the foregoing if prior to the issuance of any shares of Class A Common Stock, any vacancies shall occur on the Board of Directors because of an increase in the number of Directors of the Corporation, then each such vacancy shall be filled by a majority vote of the record holders of the Class B Common Stock, each such holder having one vote for each share of such stock so held, and after such election, each Director so elected shall be designated as either a Class A or Class B Director by a majority vote of the such holders of Class B Common Stock.

At any election of Directors held subsequent to the occurrence of either of the aforesaid events, each Director shall be elected by a majority vote of the record holders of all class or classes of stock of this Corporation, without distinction as to class, each such holder having one vote for each share of stock of such class or classes so held.

The shareholders shall at no time have the right to accumulate their votes and distribute them among the candidates for election to the Board of Directors.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VII — (CONTINUED)

Voting Rights of Capital Stock

B.	Until the occurrence of either of the events described in Subsections (1) and (2) of Section E of the preceding Article VI, the Corporation shall not amend, alter, change, add to, or repeal any of the provisions of the preceding Articles V or VI or of this Article VII or enter into any agreements of merger or consolidation, or take any action with respect to the Class A Common Stock, other than the declaration or payment of any cash dividend or dividends thereon, which action, in the opinion of the Board of Directors of the Corporation, would materially and adversely affect the conversion rights of the Class B Common Stock as set forth in Section C of the preceding Article VI, without the affirmative vote or consent of the holders of at least two-thirds of the Class A Common Stock at the time outstanding, voting as a class, and at least one-half of the Class B Common Stock at the time outstanding, voting as a class, given in person or by proxy, either in writing or, by resolution adopted at a duly called meeting of shareholders; and after the occurrence of either of such events described in Subsections (1) and (2) of Section E of the preceding Article VI, the Corporation shall not amend, alter, change, add to, or repeal any of the provisions of the preceding Article V or VI of this Article VII or enter into an agreement of merger or consolidation, without the affirmative vote or consent of the holders of at least two-thirds of the Common Stock, par value of $1.00 per share, at the time outstanding, given in person or by proxy, either in writing, or by resolution adopted at a duly called meeting of shareholders.

ARTICLE IX

Data Respecting Directors

I.	Number

The Corporation shall have such number of directors as shall be specified in the By-Laws, but in no event shall such number be less than three nor more than nine.

2.	Qualifications

Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE XII

Provisions for Regulation of Business and

Conduct of Affairs of Corporation

A	The Board of Directors shall have the power, without the consent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the By-Laws of the Corporation.

B.	The Corporation shall have the power to carry on and conduct its business or any part thereof, and to have one or more offices, in the State of Indiana, and in all other states, territories, colonies and dependencies of the United States, in the District of Columbia and in all or any foreign countries throughout the world; and to acquire, own, hold or use and to lease, mortgage, pledge, sell, convey or otherwise dispose of property, real and/or personal, tangible and/or intangible, either within or outside of the State of Indiana.

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1.	Action by Directors

The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on April 1, 1960, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Articles V, VI, VII, IX and XII of its Articles of Incorporation be amended so as to read as set forth in The Amendments; and called a meeting of such Shareholders, to be held April 11, 1960, to adopt or reject the Amendments.

2.	Action by Shareholders

The Shareholders of the Corporation entitled to vote in respect of The Amendments, at a meeting thereof, duly called, constituted and held on April 11, 1960, at which the holders of 10,000 shares of the Corporation’s Common Stock, par value of $10.00 per share, were present in person or by proxy, adopted The Amendments.

The number of shares entitled to vote in respect of The Amendments, the number of shares voted in favor of the adoption of The Amendments, and the number of shares voted against such adoption are as follows: 10,000 shares of the Corporation’s Common Stock, par value $10.00 per share were entitled to vote in respect of The Amendments and all such shares were voted in favor of the adoption of the Amendments.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

MANNER OF ADOPTION AND VOTE

3.	Compliance with Legal Requirements

The manner of the adoption of The Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

At the time and date that The Amendments shall become effective the authorized capital stock of this Corporation, which, prior to such effectiveness was divided into 10,000 shares of Common Stock with a par value of $10.00 per share, shall be changed to the Class A and Class B Common Stock authorized by The Amendments, and each one of the 10,000 shares of Common Stock, par value of $10.00 per share, of the Corporation issued and outstanding immediately prior to such effectiveness shall become and be, without further action by the Corporation or its Shareholders, ten shares of Class B Common Stock of the Corporation. After the said effective date, the holders of shares of the Corporation’s Common Stock, par value of $10.00 per share, shall have the right to surrender the certificates representing such shares to the Corporation or to any Transfer Agent for the Class B Common Stock and receive duly executed certificates representing the equivalent number of shares of the said Class B Common Stock.

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 11th day of April, 1960.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Homes, Inc.
(Name of Corporation)

/s/ Richard M.Treckelo
(Written Signature)

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Homes, Inc.
(Name of Corporation)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that ARTHUR J. DECIO, the President, and RICHARD M. TRECKELO, the Secretary, of Skyline Homes, Inc., the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

WITNESS my hand and Notarial Seal this 11th day of April, 1960.

/s/ Alice M. Hunter
(Written Signature)

Alice M. Hunter
(Printed Signature)
Notary Public
My commission expires: May 16, 1960

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC.

The undersigned officers of SKYLINE HOMES, INC. (hereinafter referred to as the “Corporation”), existing pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain individual Articles of its Articles of Incorporation, certify the following facts:

SUBDIVISION A

THE AMENDMENTS

The exact texts of Articles V, VI, VII, IX and XII of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as “The Amendments”), now are as follows:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 615,000 shares, consisting of 500,000 shares of Class A Common Stock and 115,000 shares of Class B Common Stock, each such class having a par value of $1.00 per share, to 915,000 shares, consisting of 695,000 shares of Class A Common Stock and 220,000 shares of Class B Common Stock, each such class having a par value of $.50 per share.

At the close of business on the date that these Amendments shall become effective, each share of Class A Common Stock, par value $1.00 per share, of the Corporation issued and outstanding immediately prior to the close of business on said effective date, shall be exchanged for two shares of Class A Common Stock, par value 50 cents per share, of the Corporation.

At the close of business on the date that these Amendments shall become effective, each share of Class B Common Stock, par value $1.00 per share, of the Corporation issued and outstanding immediately prior to the close of business on said effective date, shall be exchanged for two shares of Class B Common Stock, par value 50 cents per share, of the Corporation.

Such exchange and conversion will be accomplished as follows: At the close of business on said effective date, each stock certificate issued and outstanding prior to the close of business on the date that these Amendments shall become effective, shall, without further action by the Corporation or its shareholders, automatically be converted to a certificate for a like number of shares of Common Stock of the same class of 50 cents par value per share in partial exchange for the $1.00 par value Common Stock, and the Corporation or any Transfer Agent for said Classes of Stock shall issue to each shareholder another stock certificate for a like number of new shares of 50 cents par value Common Stock of the same class to complete said exchange and conversion.

Upon the occurrence of either of the events described in Subsections (1) and (2) of Section E of the following Article VI, each one of the then authorized shares of Class A and Class B Common Stock, whether unissued, issued and outstanding or held in the treasury of the Corporation, shall ipso facto become and be, without further action by the Corporation or its shareholders, one share of Common Stock with the par value of 50 cents per share, and the holders of shares of the Class A or Class B Common Stock, shall have the right to surrender the certificates representing such shares to the Corporation or to any Transfer Agent for the Common Stock, par value of 50 cents per share, and receive duly executed certificates representing an equal number of shares of said Common Stock, par value of 50 cents per share.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VI

Terms of Capital Stock

The preferences, qualifications, restrictions, limitations and special or relative rights and powers of the shares of Class A and Class B Common Stock are as follows:

A.	Such dividends as may be determined by the Board of Directors may be paid on the Class A and Class B Common Stock, at any time and from time to time, out of the assets of the Corporation available for dividends under the laws of the State of Indiana, subject to the following limitations and not otherwise, to-wit: (i) no dividend payable in shares of Class A Common Stock shall be declared on the Class B Common Stock and no dividend payable in shares of Class B Common Stock shall be declared on the Class A Common Stock; (ii) dividends payable in shares of the same class may, from time to time, be declared on either the Class A or Class B Common Stock, provided that a dividend payable in shares of the other class, at the same time and at the same rate per share, is simultaneously declared on such other class; (iii) dividends payable otherwise than in shares of Class B Common Stock may in any calendar year be declared on the Class B Common Stock, provided that the amount of such dividend, together with any dividends, theretofore, in the same calendar year, declared on such stock, does not exceed, on a per share basis, one-half of the amount of any dividend on the Class A Common Stock which is declared simultaneously with, and payable at the same time as, the dividend declared on the Class B Common Stock, plus the amount of all dividends theretofore, in the same calendar year, declared on the Class A Common Stock.

B.	In the event of dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, any assets of the Corporation in excess of its liabilities shall be distributed in the following order:

(1).	Assets of a value equal to an amount found by multiplying $7.50 times the number of shares of the Class A Common Stock then outstanding (provided that, if the number of such outstanding shares has been changed by reason of stock dividends, split-ups, consolidations, or other reclassifications occurring at any time subsequent to the effective date of these Amendments, then, assets of a value equal to an amount found by multiplying $7.50 times the number of shares of the Class A Common Stock that would be outstanding but for such stock dividends, split-ups, consolidations or other reclassifications) shall be distributed to the holders of the Class A Common Stock in accordance with the number of such shares held by each; and then

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VI — (CONTINUED)

Terms of Capital Stock

(2).	Assets of a value equal to an amount found by multiplying $7.50 times the number of shares of Class B Common Stock then outstanding (subject to the same proviso applicable to the outstanding shares of Class A Common Stock) shall be distributed to the holders thereof in accordance with the number of shares held by each; and then

(3).	The assets remaining shall be distributed among the holders of both the Class A and Class B Common Stock, on a share for share basis, without preference or distinction as to class. If in making any distributions under subparagraphs 1 and 2 above, the net or remaining assets of the Corporation shall be insufficient to permit a distribution of the full amount provided for in either of such subparagraphs, all of the assets shall be distributed to the holders of the class of stock specified in such subparagraph on a share for share basis.

C.	On January 1, 1963, and again on January 1, 1964, 73,333 shares (on a cumulative basis) of Class B Common Stock, (or, in case of changes in the number of outstanding shares of Class B Common Stock because of stock dividends, split-ups, consolidations or other reclassifications occurring at any time subsequent to the effective date of these Amendments, such number as would equal 73,333 shares of Class B Common Stock but for such stock dividends, split-ups, consolidations or other reclassifications), to be chosen as hereinafter provided (and on January 1, 1965, the balance of all shares of Class B Common Stock outstanding on, or issued after, that date), shall become convertible, at the option of the holders thereof and upon surrender to the Corporation or to any Transfer Agent of the Class A Common Stock of the certificate for the shares so to be converted, into fully paid and non-assessable shares of Class A Common Stock at the rate of one share of Class A Common Stock for each share of Class B Common Stock tendered for conversion. Upon such conversion of any shares of Class B Common Stock into shares of Class A Common Stock no allowance or adjustment shall be made for dividends on either class of stock.

The particular shares of Class B Common Stock at the time outstanding which are to become eligible for conversion into Class A Common Stock on January 1, 1963, and 1964 shall be fixed and identified from time to time by resolution or resolutions of the Board of Directors on a substantially pro-rata basis between the holders at such times of the outstanding Class B Common Stock, and a certified copy of each such resolution or resolutions shall be forthwith delivered by the Corporation to the Transfer Agent for the Class A Common Stock.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VI — (CONTINUED)

Terms of Capital Stock

The Corporation shall at all times reserve and keep available out if its authorized but unissued shares of Class A Common Stock the full number of shares of Class A Common Stock deliverable upon the conversion of all shares of Class B Common Stock, from time to time outstanding.

Shares of Class B Common Stock which have been converted into shares of Class A Common Stock, as herein provided, shall not be re-issued but shall be cancelled in accordance with the provisions of the laws of the State of Indiana.

D.	The Corporation shall not declare a split-up, consolidation or other re-classification of either the Class A or Class B Common Stock into a different number of shares of such class, unless it simultaneously declares a split-up, consolidation or other re-classification, as the case may be, of the other class into a different number of shares at the same rate per share.

E.	In the event that:

(1).	Mr. Arthur J. Decio shall cease to act on a full time basis as the principal executive officer of the Corporation (except for such reasonable and ordinary interruptions of a temporary nature as may occur by reason of illness or like causes) whether such cessation is due to the termination of his employment by the Corporation, by his own act, because of his death or permanent disability, or for any other reason whatsoever; or

(2).	The amount of outstanding shares of Class B Common Stock shall be reduced in number to less than 100,000 shares, or, in case of changes in the number of outstanding shares of Class B Common Stock because of stock dividends, split-ups, consolidations or other re-classifications occurring at any time subsequent to the effective date of this Amendment, then to less than such number as would equal 100,000 shares of Class B Common Stock, but for such stock dividends, split-ups consolidations or other re-classifications; then, upon the occurrence of either of such events, each one of the then authorized shares of Class A and Class B Common Stock, whether unissued, issued and outstanding, or held in the treasury of the Corporation, shall ipso facto become and be, without further action of the Corporation or its stockholders, one share of Common Stock with a par value of 50 cents per share, and all such shares shall be of one and the same class, with equal and identical rights, privileges, powers, obligations, restrictions and voting rights, and all distinctions in regard to preference,

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VI — (CONTINUED)

Terms of Capital Stock

qualifications, restrictions, limitations and special or relative rights or powers theretofore applicable to the Class A and Class B Common Stock, described in this Article VI and the following Article VII, shall cease to exist.

F.	No stockholder of the Corporation of any class, shall have a preemptive right to purchase, subscribe for, or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase, stock of this Corporation hereafter issued, optioned or sold by it.

ARTICLE VII

Voting Rights of Capital Stock

A.	All holders of record of any class or classes of stock of the Corporation shall be entitled to one vote for each share of such class or classes so held, upon any question presented at a regular or special meeting of shareholders.

At any election of directors held prior to the occurrence of either of the events described in Subsection (1) and (2) of Section E of the preceding Article VI, the record holders of the Class B Common Stock shall have the right to elect such number of the directors as will constitute two-thirds in number of the full Board of Directors of the Corporation, and if the number of places on the full Board of Directors is not divisible by three, then the holders of the Class B Common Stock shall have the right to elect the smallest number of directors sufficient to constitute more than two-thirds in number of such full Board of Directors (the directors so elected to be known as Class B Directors), and the record holders of the Class A Common Stock shall have the right to elect the remaining number of directors to be elected at such meeting (the directors so elected to be known as Class A Directors). All such Directors shall be elected by a majority vote of the record holders of the Class A or Class B Common Stock, as the case may be, each such holder having one vote for each share of stock of such class so held. If the office of any Class A or Class B Directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, a majority of the remaining Class A or Class B Directors, as the case may be, shall choose a successor who shall hold office for the unexpired term to which such vacancy occurred, or until the next election of directors.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE VII — (CONTINUED).

Voting Rights of Capital Stock

At any election of Directors held subsequent to the occurrence of either of the aforesaid events, each Director shall be elected by a majority vote of the record holders of all class or classes of stock of this Corporation, without distinction as to class, each such holder having one vote for each share of stock of such class or classes so held.

The shareholders shall at no time have the right to accumulate their votes and distribute them among the candidates for election to the Board of Directors.

B.	Until the occurrence of either of the events described in Subsections (1) and (2) of Section E of the preceding Article VI, the Corporation shall not amend, alter, change, add to, or repeal any of the provisions of the preceding Articles V or VI or of this Article VII or enter into any agreements of merger or consolidation, or take any action with respect to the Class A Common Stock, other than the declaration or payment of any cash dividend or dividends thereon, which action, in the opinion of the Board of Directors of the Corporation, would materially and adversely affect the conversion rights of the Class B Common Stock as set forth in Section C of the preceding Article VI, without the affirmative vote or consent of the holders of at least two-thirds of the Class A Common Stock at the time outstanding, voting as a class, and at least one-half of the Class B Common Stock at the time outstanding, voting as a class, given in person or by proxy, either in writing or, by resolution adopted at a duly called meeting of shareholders; and after the occurrence of either of such events described in Subsections (1) and (2) of Section E of the preceding Article VI, the Corporation shall not amend, alter, change, add to, or repeal any of the provisions of the preceding Article V or VI of this Article VII or enter into an agreement of merger or consolidation, without the affirmative vote or consent of the holders of at least two- thirds of the Common Stock, par value of 50 cents per share, at the time outstanding, given in person or by proxy, either in writing, or by resolution adopted at a duly called meeting of shareholders.

ARTICLE IX

Data Respecting Directors

1.	Number

The Corporation shall have such number of directors as shall be specified in the By-Laws, but in no event shall such number be less than three nor more than nine. In the event the By-Laws do not state the number of Directors, the number of Directors shall be nine.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE IX

Data Respecting Directors — (CONTINUED)

2.	Qualifications

Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

ARTICLE XII

Provisions for Regulation of Business and Conduct of Affairs of Corporation

A.	The Board of Directors shall have the power, without the consent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the By-Laws of the Corporation.

B.	The Corporation shall have the power to carry on and conduct its business or any part thereof, and to have one or more offices, in the State of Indiana, and in all other states, territories, colonies and dependencies of the United States, in the District of Columbia and in all or any foreign countries throughout the world; and to acquire, own, hold or use and to lease, mortgage, pledge, sell, convey or otherwise dispose of property, real and/or personal, tangible and/or intangible, either within or outside of the State of Indiana.

C.	Regular or special meetings of the Board of Directors or Shareholders of the Corporation may be held within or without the State of Indiana.

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1.	Action by Directors

The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on May 2, 1962, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of The Amendments that the provisions and terms of Articles V, VI, VII, IX and XII of its Articles of Incorporation be amended so as to read as set forth in The Amendments; and called a meeting of such Shareholders, to be held September 7, 1962, to adopt or reject The Amendments.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

MANNER OF ADOPTION AND VOTE

2.	Action by Shareholders

The Shareholders of the Corporation entitled to vote in respect of The Amendments, at a meeting thereof, duly called, constituted and held on September 7, 1962, at which the holders of 78,427 shares of the Corporation’s Class A Common Stock, par value of $1.00 per share, and holders of 110,000 shares of the Corporation’s Class B Common Stock, par value of $1.00 per share, were present in person or by proxy, adopted The Amendments.

The number of shares entitled to vote in respect of The Amendments, the number of shares voted in favor of the adoption of The Amendments, and the number of shares voted against such adoption are as follows:

115,000 shares of Class A Common Stock, par value $1.00 per share, were entitled to vote in respect of The Amendments. 78,402 shares were voted in favor of the adoption of The Amendments. 25 Shares were voted against such adoption.

110,000 shares of Class B Common Stock, par value $1.00 per share, were entitled to vote in respect of The Amendments. 110,000 shares were voted in favor of the adoption of The Amendments. No shares were voted against such adoption.

3.	Compliance with Legal Requirements

The manner of the adoption of The Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

At the time and date that The Amendments shall become effective, the authorized capital stock of this Corporation, which, prior to such effectiveness was divided into 615,000 shares, consisting of 500,000 shares of Class A Common Stock, and 115,000 shares of Class B Common Stock, each such class having a par value of $1.00 per share, shall be changed by The Amendments to 915,000 shares,

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

consisting of 695,000 shares of Class A Common Stock, and 220,000 shares of Class B Common Stock each such class having a par value of 50 cents per share.

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 7th day of September, 1962.

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Homes, Inc.
(Name of Corporation)

/s/ Richard M. Treckelo
(Written Signature)

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Homes, Inc.
(Name of Corporation)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that ARTHUR J. DECIO, the President, and RICHARD M. TRECKELO, the Secretary, of Skyline Homes, Inc., the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me;

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 7th day of September, 1962.

/s/ Alice M. Hunter
(Written Signature)

Alice M. Hunter
(Printed Signature)
Notary Public
My Commission Expires May 16, 1964.

This instrument prepared by Richard M. Treckelo, Attorney, Elkhart, Indiana.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

INDIANAPOLIS, INDIANA

To Whom These Presents Come, Greeting:

Whereas, there has been presented to me at this office Articles of Amendment in triplicate of SKYLINE HOMES, INC.

AMENDING ARTICLES V, VI, VII, IX and XII

ARTICLE V — Amount of Capital Stock. The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 615,000 shares, consisting of 500,000 shares of Class A Common Stock and 115,000 shares of Class B Common Stock, each such class having a par value of $1.00 per share, to 915,000 shares, consisting of 695,000 shares of Class A Common Stock and 220,000 shares of Class B Common Stock, each such class having a par value of $.50 per share.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

Said Articles of Amendment having been prepared and signed in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith,” approved March 16, 1929, and Acts supplemental thereto.

Whereas, upon due examination, I find that they conform to law:

Now, therefore, I hereby certify that I have this day endorsed my approval upon the triplicate copies of Articles so presented, and, having received the fees required by law, in the sum of $6,013.00 have filed one copy of the Articles in this office and returned two copies bearing the endorsement of my approval to the Corporation.

In Witness Whereof, I have hereunto set my hand (Seal of the State of Indiana) and affixed the seal of the State of Indiana, at the City of Indianapolis, this 10th day of September, 1962.

/s/ Charles O. Hendricks
Charles O. Hendricks,
Secretary of State.

By Deputy.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

Secretary of State

I, Charles O. Hendricks, Secretary of State, of the State of Indiana, hereby certify that the following and hereto attached is a full, true and complete copy of the Statement of Reduction of the Authorized Capital Stock of SKYLINE HOMES, INC., an Indiana Corporation, bearing Approved and Filed date of July 10, 1963 as the same appears on file, as the law directs, in this office.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

In Witness Whereof, I have hereunto set my hand (Seal of the State of Indiana) and affixed the seal of the State of Indiana, at the City of Indianapolis, this 22nd day of July, 1963.

/s/ Charles O. Hendricks
Charles O. Hendricks,
Secretary of State.

By Deputy

STATEMENT OF REDUCTION

OF THE AUTHORIZED CAPITAL STOCK

OF

SKYLINE HOMES, INC.

The undersigned officers of Skyline Homes, Inc. (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of The Indiana General Corporation Act as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating reduction of the Capital Stock of the Corporation through the cancellation of certain shares of its Capital Stock which have been reacquired by it, certify the following facts:

SUBDIVISION A

NAME

The name of the Corporation is Skyline Homes, Inc.

SUBDIVISION B

ACTION BY DIRECTORS

The Board of Directors of the Corporation at a meeting thereof, duly called, constituted and held on June 13, 1963, at which a quorum of such Board of Directors was present duly adopted the following resolution:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

ACTION BY DIRECTORS

RESOLVED, That the Corporation reduce its total Capital Stock, heretofore authorized, consisting of 915,000 shares to-wit: 695,000 shares of Class A Common Stock and 220,000 shares of Class B Common Stock, each par value $.50 per share by 73,082 shares of Class B Common Stock, par value 50 cents per share, reacquired by it through redemption, purchase or otherwise, and make cancellation of such shares, thereby reducing its authorized Capital Stock to shares of Capital Stock consisting of 841,918 shares to-wit: 695,000 shares of Class A Common Stock, and 146,918 shares of Class B Common Stock, each of the par value of 50 cents per share.

RESOLVED, That the Treasurer of the Corporation is authorized and directed to reflect such reduction and cancellation upon the books of account of the Corporation, and in connection therewith, to reduce the amount of Capital Stock of the Corporation by the aggregate amount of the par value of all shares with a par value, and by the aggregate number of shares of Capital Stock without par value, hereby cancelled.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

1.	Shares Heretofore Authorized

The aggregate number of shares of Capital Stock which the Corporation had authority to issue prior to such reduction and cancellation, itemized by classes, is as follows:

695,000 shares of Class A Common Stock

220,000 shares of Class B Common stock

each of the par value of 50 cents per share.

2.	Shares Reduced and Cancelled

The number of shares of Capital Stock which were affected by such reduction and cancellation itemized by classes as follows:

73,082 shares of Class B Common Stock, par value $.50 per share.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

3.	Shares Hereafter Authorized

The aggregate number of shares into which the authorized Capital Stock of the Corporation will hereafter be divided after giving effect to such reduction and cancellation itemized by classes, is as follows:

695,000 shares of Class A Common Stock

146,918 shares of Class B Common Stock

each of the par value of $.50 cents per share.

IN WITNESS WHEREOF, the undersigned officers execute this Statement and certify to the truth of the facts herein stated, this 8th day of July, 1963.

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Homes, Inc.
(Name of Corporation)

)

/s/ Richard M. Treckelo
(Written Signature)

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Homes, Inc.
(Name of Corporation)

STATE OF INDIANA

SS:

COUNT OF ELKHART

I, the undersigned, a Notary Public, duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Arthur J. Decio, the President, and Richard M. Treckelo, the Secretary of Skyline Homes, Inc., the officers executing the foregoing Statement, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 8th day of July, 1963.

/s/ Alice M. Hunter
(Written Signature)

Alice M. Hunter
(Printed Signature)
Notary Public
My commission expires May 16, 1964

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

This Instrument Prepared by Richard M. Treckelo, Attorney-at-Law,

Elkhart, Indiana

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

Secretary of State

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office a Statement of Reduction of the Authorized Capital Stock of SKYLINE HOMES, INC. showing reduction of authorized Capital Stock from

1.	Shares Heretofore Authorized

695,000 shares of Class A Common Stock — par value — 50 cents per share

220,000 shares of Class B Common Stock — par value — 50 cents per share

2.	Shares Reduced and Cancelled

73,082 shares of Class B Common Stock — par value — 50 cents per share

3.	Shares Hereafter Authorized

695,000 shares of Class A Common Stock — par value — 50 cents per share

146,918 shares of Class B Common Stock — par value — 50 cents per share

Said Statement of Reduction of Authorized Capital Stock having been prepared and signed in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict therewith”, approved March 16, 1929, and Acts supplemental thereto.

WHEREAS, upon due examination I find that they conform to law:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

In Witness Whereof, I have hereunto set my hand (Seal of the State of Indiana) and affixed the seal of the State of Indiana, at the City of Indianapolis, this 10th day of July, 1963.

/s/ Charles O. Hendricks
Charles O. Hendricks,
Secretary of State.

By Deputy

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

Secretary of State

I, Charles O. Hendricks, Secretary of State, of the State of Indiana, hereby certify that the following and hereto attached is a full, true and complete copy of the Articles of Amendment of SKYLINE HOMES, INC., an Indiana Corporation, bearing Approved and Filed date of August 27, 1963 as the same appears on file, as the law directs, in this office.

In Witness Whereof, I have hereunto set my hand (Seal of the State of Indiana) and affixed the seal of the State of Indiana, at the City of Indianapolis, this 27th day of August, 1963.

/s/ Charles O. Hendricks
Charles O. Hendricks,
Secretary of State.

By Deputy

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

The undersigned officers of Skyline Homes, Inc. (hereinafter referred to as the “Corporation”), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain individual Articles of its Articles of Incorporation, certify the following facts:

SUBDIVISION A

THE AMENDMENTS

The exact text of Article V of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as “The Amendments”), now is as follows:

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is hereby changed from 841,918 shares, consisting of 695,000 shares of Class A Common Stock and 146,918 shares of Class B Common Stock, each such class having a par value of 50 cents per share, to 875,000 shares, consisting of 695,000 shares of Class A Common Stock and 180,000 shares of Class B Common Stock, each such class having a par value of 50 cents per share.

Upon the occurrence of either of the events described in Subsections (1) and (2) of Section E of ARTICLE VI, each one of the then authorized shares of Class A Common Stock and Class B Common Stock, whether unissued, issued and outstanding or held in the treasury of the Corporation, shall ipso facto become and be, without further action by the Corporation or its shareholders, one share of Common Stock with the par value of 50 cents per share, and the holders of shares of the Class A Common Stock or Class B Common Stock, shall have the right to surrender the certificates representing such shares to the Corporation or to any Transfer Agent for the Common Stock, par value of 50 cents per share, and received duly executed certificates representing an equal number of shares of said Common Stock, par value of 50 cents per share.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1.	Action by Directors

The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on June 13, 1963, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of The Amendments that the provisions and terms of Article V of its Articles of Incorporation be amended so as to read as set forth in The Amendments; and called a meeting of such Shareholders, to be held August 26, 1963, to adopt or reject The Amendments.

2.	Action by Shareholders

The Shareholders of the Corporation entitled to vote in respect of The Amendments, at a meeting thereof, duly called, constituted and held on August 26, 1963, at which the holders of 295,055 shares of the Corporation’s Class A Common Stock, par value of 50 cents per share, and holders of 146,029 shares of the Corporation’s Class B Common Stock, par value of 50 cents per share, were present in person or by proxy, adopted The Amendments.

The number of shares entitled to vote in respect of The Amendments, the number of shares voted in favor of the adoption of The Amendments, and the number of shares voted against such adoption are as follows:

387,772 shares of Class A Common Stock, par value 50 cents per share, were entitled to vote in respect of The Amendments.

292,805 shares were voted in favor of the adoption of The Amendments.

50 shares were voted against such adoption.

146,918 shares of Class B Common Stock, par value 50 cents per share, were entitled to vote in respect of The Amendments.

146,029 shares were voted in favor of the adoption of the Amendments.

No shares were voted against such adoption.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

MANNER OF ADOPTION AND VOTE

3.	Compliance with Legal Requirements

The number of the adoption of The Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT

TO THE

SHARES HERETOFORE AUTHORIZED

At the time and date that The Amendments shall become effective, the authorized capital stock of this Corporation, which, prior to such effectiveness was divided into 841,918 shares, consisting of 695,000 shares of Class A Common Stock and 146,918 shares of Class B Common Stock, each such class having a par value of 50 cents per share, shall be changed by The Amendments to 875,000 shares, consisting of 695,000 shares of Class A Common Stock, and 180,000 shares of Class B Common Stock, each such class having a par value of 50 cents per share.

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 27th day of August 1963.

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Homes, Inc.
(Name of Corporation)

/s/ Richard M. Treckelo
(Written Signature)

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

Richard M.Treckelo
(Printed Signature)
Secretary of Skyline Homes, Inc.
(Name of Corporation)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Arthur J. Decio, the President, and Richard M. Treckelo, the Secretary, of Skyline Homes, Inc., the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 27th day of August 1963.

/s/ Alice M. Hunter
(Written Signature)

Alice M. Hunter
(Printed Signature)
Notary Public
My Commission Expires May 16, 1964

This Instrument Prepared By Richard M. Treckelo, Attorney-at-Law, Elkhart, Indiana.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

Secretary of State

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office a Statement of Reduction of the Authorized Capital Stock of SKYLINE HOMES, INC. showing reduction of authorized Capital Stock from

1.	Shares Heretofore Authorized

695,000 shares of Class A Common Stock

180,000 shares of Class B Common Stock

2.	Shares Reduced and Cancelled

39,441 shares of Class B Common Stock, par value 50 cents per share

3.	Shares Hereafter Authorized

695,000 shares of Class A Common Stock

140,559 shares of Class B Common Stock each of the par value of 50 cents per share

Said Statement of Reduction of Authorized Capital Stock having been prepared and signed in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict therewith”, approved March 16, 1929, and Acts supplemental thereto.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

WHEREAS, upon due examination I find that they conform to law:

In Witness Whereof, I have hereunto set my hand (Seal of the State of Indiana) and affixed the seal of the State of Indiana, at the City of Indianapolis, this 17th day of February, 1964.

/s/ Charles O. Hendricks
Charles O. Hendricks,
Secretary of State.

By Deputy

STATEMENT OF REDUCTION OF THE AUTHORIZED CAPITAL STOCK OF SKYLINE HOMES, INC.

The undersigned officers of Skyline Homes, Inc. (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of The Indiana General Corporation Act as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating reduction of the Capital Stock of the Corporation through the cancellation of certain shares of its Capital Stock which have been reacquired by it, certify the following facts:

SUBDIVISION A

NAME

The name of the Corporation is Skyline Homes, Inc.

SUBDIVISION B

ACTION BY DIRECTORS

The Board of Directors of the Corporation at a meeting thereof, duly called, constituted and held on December 10, 1963, at which a quorum of such Board of Directors was present duly adopted the following resolution:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B

ACTION BY DIRECTORS — (CONTINUED)

RESOLVED, That the Corporation reduce its total Capital Stock, heretofore authorized, consisting of 875,000 shares to-wit: 695,000 shares of Class A Common Stock and 180,000 shares of Class B Common Stock, each par value $.50 per share by 39,441 shares of Class B Common Stock, par value 50 cents per share, reacquired by it through redemption, purchase or otherwise, and make cancellation of such shares, thereby reducing its authorized Capital Stock to 835,559 shares of Capital Stock consisting of 695,000 shares of Class A Common Stock, and 140,559 shares of Class B Common Stock, each of the par value of 50 cents per share.

RESOLVED, That the Treasurer of the Corporation is authorized and directed to reflect such reduction and cancellation upon the books of account of the Corporation, and in connection therewith, to reduce the amount of Capital Stock of the Corporation by the aggregate amount of the par value of all shares with a par value, and by the aggregate number of shares of Capital Stock without par value, hereby cancelled.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

1.	Shares Heretofore Authorized

The aggregate number of shares of Capital Stock which the Corporation had authority to issue prior to such reduction and cancellation, itemized by classes, is as follows:

695,000 shares of Class A Common Stock

180,000 shares of Class B Common Stock each of the par value of 50 cents per share.

2.	Shares Reduced and Cancelled

The number of shares of Capital Stock which were affected by such reduction and cancellation itemized by classes is as follows:

39,441 shares of Class B Common Stock, par value $.50 per share.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

3.	Shares Hereafter Authorized

The aggregate number of shares into which the authorized Capital Stock of the Corporation will hereafter be divided after giving effect to such reduction and cancellation itemized by classes, is as follows:

695,000 shares of Class A Common Stock

140,559 shares of Class B Common Stock each of the par value of 50 cents per share.

IN WITNESS WHEREOF, the undersigned officers execute this Statement and certify to the truth of the facts herein stated, this 11th day of February, 1964.

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Homes, Inc.
(Name of Corporation)

/s/ Richard M. Treckelo
(Written Signature)

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Homes, Inc.
(Name of Corporation)

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public, duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Arthur J. Decio, the President, and Richard M. Treckelo, the Secretary of Skyline Homes, Inc., the officers executing the foregoing Statement, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 11th day of February, 1964.

/s/ Alice M. Hunter
(Written Signature)

Alice M. Hunter
(Printed Signature)
Notary Public
My commission expires May 16, 1964

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

This Instrument Prepared by Richard M. Treckelo, Attorney-at-Law, Elkhart, Indiana.

STATEMENT OF REDUCTION OF THE AUTHORIZED CAPITAL STOCK OF SKYLINE HOMES, INC.

The undersigned officers of Skyline Homes, Inc. (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of The Indiana General Corporation Act as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating reduction of the Capital Stock of the Corporation through the cancellation of certain shares of its Capital Stock which have been reacquired by it, certify the following facts:

SUBDIVISION A

NAME

The name of the Corporation is Skyline Homes, Inc.

SUBDIVISION B

ACTION BY DIRECTORS

The Board of Directors of the Corporation at a meeting thereof, duly called, constituted and held on February 26, 1964, at which a quorum of such Board of Directors was present duly adopted the following resolution:

RESOLVED, That the Corporation reduce its total Capital Stock, heretofore authorized, consisting of 835,559 shares to-wit: 695,000 shares of Class A Common Stock and 140,559 shares of Class B Common Stock, each par value $.50 per share by 9,823 shares of Class B Common Stock, par value $.50 per share, reacquired by it through redemption, purchase or otherwise, and make cancellation of such shares, thereby reducing its authorized Capital Stock to 825,736 shares of Capital Stock consisting of 825,736 shares of Common Stock, of the par value $.50 per share.

RESOLVED, That the Treasurer of the Corporation is authorized and directed to reflect such reduction and cancellation upon the books of account of the Corporation, and in connection herewith, to reduce the amount of Capital Stock of the Corporation by the aggregate amount of the

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

ACTION BY DIRECTORS

par value of all shares with a par value, and by the aggregate number of shares of Capital Stock without par value, hereby cancelled.

1.	Shares Heretofore Authorized

The aggregate number of shares of Capital Stock which the Corporation had authority to issue prior to such reduction and cancellation, itemized by classes, is as follows:

695,000 shares of Class A Common Stock

140,559 shares of Class B Common Stock

2.	Shares Reduced and Cancelled

The number of shares of Capital Stock which were affected by such reduction and cancellation itemized by classes is as follows:

9,823 shares of Class B Common Stock, par value $.50 per share.

3.	Shares Hereafter Authorized

The aggregate number of shares into which the authorized Capital Stock of the Corporation will hereafter be divided after giving effect to such reduction and cancellation itemized by classes, is as follows:

825,736 shares of Common Stock, of par value of $.50 per share.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

ACTION BY DIRECTORS

IN WITNESS WHEREOF, the undersigned officers execute this Statement and certify to the truth of the facts herein stated, this ninth day of March, 1964.

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Homes, Inc.
(Name of Corporation)

/s/ Richard M. Treckelo
(Written Signature)

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Homes, Inc.
(Name of Corporation)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public, duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Arthur J. Decio, the President, and Richard M. Treckelo, the Secretary of Skyline Homes, Inc., the officers executing the foregoing Statement, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

ACTION BY DIRECTORS

WITNESS my hand and Notarial Seal this ninth day of March, 1964.

/s/ Alice M. Hunter
(Written Signature)

Alice M. Hunter
(Printed Signature)
Notary Public
My commission expires May 16, 1964

This Instrument Prepared by Richard M. Treckelo, Attorney-at-Law, Elkhart, Indiana.

The undersigned officers of SKYLINE HOMES, INC. (hereinafter referred to as the “Corporation”), existing pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain individual Articles of its Articles of Incorporation, certify the following facts:

SUBDIVISION A

THE AMENDMENTS

The exact text of Article V of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as “The Amendments”), now are as follows:

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided, is hereby changed from 825,736 shares Common Stock, having a par value of $.50 per share, to 1,325,736 shares of Common Stock, having a par value of $.25 per share.

At the close of business on the date that these Amendments shall become effective, each share of Common Stock, par value $.50 per share, of the Corporation, issued and outstanding immediately prior to the close of business on said effective date, shall be exchanged for two (2) shares of Common Stock, par value $.25 per share, of the Corporation.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

ARTICLE V — (CONTINUED

Amount of Capital Stock

Such exchange and conversion will be accomplished as follows:

At the close of business on said effective date, each stock certificate issued and outstanding prior to the close of business on the date that these Amendments shall become effective, shall, without further action by the Corporation, or its shareholders, automatically be converted to a Certificate for a like number of shares of Common Stock of the same class of $.25 par value per share in partial exchange for the $.50 par value Common Stock, and the Corporation or any Transfer Agent for said Common Stock, shall issue to each shareholder another stock Certificate for a like number of new shares of $0.25 par value Common Stock to complete said exchange and conversion.

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1.	Action by Directors

The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on May 21, 1964, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the stockholders of the Corporation, entitled to vote in respect of the Amendments, that the provisions and terms of Article V, of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such stockholders, to be held September 9, 1964, to adopt or reject the Amendment.

2.	Action by Shareholders

The Stockholders of the Corporation entitled to vote in respect of The Amendment, at a meeting thereof, duly called, constituted and held on September 9, 1964, at which the holders of 436,918 shares of the Corporation’s Common Stock, par value of $.50 per share, were present in person or by proxy, adopted the Amendment.

The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

MANNER OF ADOPTION AND VOTE

561,423 shares of Common Stock, par value $.50 per share, were entitled to vote in respect of the Amendments.

436,843 shares were voted in favor of the adoption of the Amendments.

75 shares were voted against such adoption.

3.	Compliance With Legal Requirements

The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

At the time and date that the Amendments shall become effective, the authorized capital stock of this Corporation, which, prior to such effectiveness, was divided into 825,736 shares of Common Stock, having a par value of $.50 per share, shall be changed by the Amendments to 1,325,736 shares of Common Stock, having a par value of $.25 per share.

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 9th day of September, 1964.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Homes, Inc.
(Name of Corporation)

/s/ Richard M. Treckelo
(Written Signature)

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Homes, Inc.
(Name of Corporation)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Arthur J. Decio, the President, and Richard M. Treckelo, the Secretary, of Skyline Homes, Inc., the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof, and swore to the truth of the facts therein contained.

WITNESS my hand and Notarial Seal this 9th day of September, 1964.

/s/ Alice M. Hunter
(Written Signature)

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

Alice M. Hunter
(Printed Signature)
Notary Public
My Commission Expires May 16, 1968

This instrument prepared by Richard M. Treckelo, Attorney-at-Law, Elkhart, Indiana.

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF

SKYLINE HOMES, INC.

The undersigned officers of Skyline Homes, Inc. (hereinafter referred to as the “Corporation”), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain individual Articles of its Articles of Incorporation, certify the following facts:

SUBDIVISION A

THE AMENDMENTS

The exact text of Articles I, V and VI of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as “The Amendments”), now is as follows:

ARTICLE I

Name

The name of the Corporation is Skyline Corporation.

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 1,325,736 shares of Common Stock, having a par value of $.25 per share, to 1,700,000 shares of Common Stock, having a par value of $.25 per share.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

ARTICLE VI

Terms of Capital Stock

A.	The authorized capital stock of the Corporation shall consist of 1,700,000 shares of Common Stock, having a par value of $.25 per share, all of one and the same class, with equal and identical rights, privileges, powers, obligations, restrictions and voting rights.

B.	No shareholder of the Corporation shall have a pre-emptive right to purchase, subscribe for, or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase, stock of the Corporation hereafter issued, optioned or sold by it.

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1.	Action by Direction

The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on July 19, 1966, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of The Amendments that the provisions and terms of Articles I, V and VI of its Articles of Incorporation be amended so as to read as set forth in The Amendments; and called a meeting of such Shareholders, to be held August 19, 1966, to adopt or reject The Amendments.

2.	Action by Shareholders

The Shareholders of the Corporation entitled to vote in respect of The Amendments, at a meeting thereof, duly called, constituted and held on August 19, 1966, at which holders of 943,467 shares of the Corporation’s Common Stock, par value $.25 per share, were present in person or by proxy, adopted The Amendments.

The number of shares entitled to vote in respect of The Amendments, the number of shares voted in favor of the adoption of The Amendments, and the number of shares voted against such adoption are as follows: 1,192,092 shares of Common Stock were entitled to vote in respect of The Amendments.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

MANNER OF ADOPTION AND VOTE

A.	Article I

943,437 shares were voted in favor of the adoption of this Amendment.
30 shares were voted against such adoption.

B.	Articles V and VI

924,444 shares were voted in favor of the adoption of these Amendments.
19,023 shares were voted against such adoption.

3.	Compliance with Legal Requirements

The manner of the adoption of The Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

At the time and date that the Amendments shall become effective, the authorized capital stock of this Corporation, which prior to such effectiveness, was divided into 1,325,736 shares of Common Stock, having a par value of $.25 per share, shall be changed by the Amendments to 1,700,000 shares of Common Stock, having a par value of $.25 per share.

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 19th day of August, 1966.

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Homes, Inc.
(Name of Corporation)

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

MANNER OF ADOPTION AND VOTE

/s/ Richard M. Treckelo
(Written Signature)

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Homes, Inc.
(Name of Corporation)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Arthur J. Decio, the President, and Richard M. Treckelo, the Secretary, of Skyline Homes, Inc., the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 19th day of August, 1966.

/s/ Alice M. Hunter
(Written Signature)

Alice M. Hunter
(Printed Signature)
Notary Public
My commission expires May 16, 1968

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

SUBDIVISION B — (CONTINUED)

MANNER OF ADOPTION AND VOTE

This Instrument Prepared by Richard M. Treckelo, Lawyer, 303 First National Bank Building, Elkhart, Indiana.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

INDIANAPOLIS, INDIANA

To Whom These Presents Come, Greeting:

Whereas, there has been presented to me at this office Articles of Amendment in triplicate of SKYLINE HOMES, INC.

Amending Article I

Changing name to SKYLINE CORPORATION

Also amending Article V

The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 1,325,736 shares of Common Stock, having a par value of $.25 per share, to 1,700,000 shares of Common Stock, having a par value of $.25 per share.

Also amending Article VI

Said Articles of Amendment having been prepared and signed in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith,” approved March 16, 1929, and Acts supplemental thereto.

Whereas, upon due examination, I find that they conform to law:

Now, therefore, I hereby certify that I have this day endorsed my approval upon the triplicate copies of Articles so presented, and, having received the fees required by law, in the sum of $7,498.28 have filed one copy of the Articles in this office and returned two copies bearing the endorsement of my approval to the Corporation.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

Also amending Article VI — (Continued)

In Witness Whereof, I have hereunto set my hand (Seal of the State of Indiana) and affixed the seal of the State of Indiana, at the City of Indianapolis, this 19th day of August, 1966.

/s/ John S. Battarff
Secretary of State

By Deputy

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

INDIANAPOLIS, INDIANA

To Whom These Presents Come, Greeting:

Whereas, there has been presented to me at this office Articles of Amendment in triplicate of SKYLINE CORPORATION.

THE AMENDMENTS

The exact text of Articles II, V, VI and VII.

Article V

See attached sheet.

Said Articles of Amendment having been prepared and signed in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith,” approved March 16, 1929, and Acts supplemental thereto.

Whereas, upon due examination, I find that they conform to law:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

Article V — (Continued)

See attached sheet.

Now, therefore, I hereby certify that I have this day endorsed my approval upon the triplicate copies of Articles so presented, and, having received the fees required by law, in the sum of $16,613.00 have filed one copy of the Articles in this office and returned two copies bearing the endorsement of my approval to the Corporation.

In Witness Whereof, I have hereunto set my hand (Seal of the State of Indiana) and affixed the seal of the State of Indiana, at the City of Indianapolis, this 29th day of August, 1968.

/s/ Edgar D. Whitcomb
Secretary of State

By Deputy

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 1,700,000 shares of Common Stock, having a par value of $.25 per share, to 5,000,000 shares of Common Stock, having a par value of 8-1/3 cents per share.

At the close of business on the date that these Amendments shall become effective, each share of Common Stock, par value $.25 per share, of the Corporation, issued and outstanding immediately prior to the close of business on said effective date, shall be exchanged for three (3) shares of Common Stock, par value 8-1/3 cents per share of the Corporation.

Such exchange and conversion will be accomplished as follows:

At the close of business on said effective date, each stock certificate issued and outstanding prior to the close of business on the date that these Amendments shall become effective, shall, without further action by the Corporation, or its shareholders, automatically be converted to a certificate for a like number of shares of Common Stock, par value 8-1/3 cents per share, in partial exchange for the $.25 par value Common Stock,

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE HOMES, INC — (CONTINUED).

Article V — (Continued)

See attached sheet.

and the Corporation or any Transfer Agent for said Common Stock shall issue to each shareholder another Certificate for the additional number of new shares of 8-1/3 cents par value Common Stock to complete said exchange and conversion and said three (3) - for - one (1) stock split.

ARTICLE VI

Terms of Capital Stock

A.	The authorized capital stock of the Corporation shall consist of 5,000,000 shares of Common Stock, having a par value of 8-1/3 cents per share, all of one and the same class, with equal and identical rights, privileges, powers, obligations, restrictions and voting rights.

B.	No shareholder of the Corporation shall have a pre-emptive right to purchase, subscribe for or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase stock of the Corporation hereafter issued, optioned or sold by it.

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION

The undersigned officers of Skyline Corporation (hereinafter referred to as the “Corporation”), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION

SUBDIVISION A

THE AMENDMENTS

The exact text of Articles II, V, VI and VII of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the “Amendments”), now is as follows:

ARTICLE II

Purposes

A.	To manufacture, build, construct, make and repair house trailers and cargo trailers, and parts for same; to buy, sell, trade and exchange, and to otherwise deal in new and used house trailers and cargo trailers, at wholesale and at retail; and to do any and all things legal, necessary or proper to be done for the successful conduct of the business herein contemplated and incident to said business.

B.	To make, construct, and build materials for the construction, alteration, or repair of any and all classes of dwelling houses, garages, outbuildings, farm buildings, commercial and industrial buildings, and improvements of any kind and nature whatsoever; to make, construct and build any and all classes of cabinets, and ready-cut and pre-fabricated housing and building materials and products.

C.	To conduct and carry on the business of builders and contractors for the purpose of building, erecting, constructing, altering, repairing or doing any other work in connection with any and all classes of dwelling houses, garages, outbuildings, farm buildings, commercial and industrial buildings, and improvements of any kind and nature whatsoever, including the locating, laying out and constructing of road, avenues, docks, slips, sewers, bridges, wells, walls and all classes of buildings, erections, and works, both public and private, or integral parts thereof.

D.	To buy, sell, trade and deal in, at wholesale and retail, any and all kinds of new and second-hand building materials, and products.

E.	To acquire, purchase, own, lease and operate, and to sell, lease or otherwise dispose of any and all machinery, appliances and equipment necessary, convenient or incident to the conduct of the construction business.

F.	To acquire, purchase, own, sell and lease real estate.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

ARTICLE II — (CONTINUED)

Purposes

G.	To pay for any property, real or personal, this corporation may acquire or purchase, with shares of stock in exchange therefore the capital stock, bonds or other obligations or securities of this Corporation, or to issue its shares.

H.	The foregoing clauses shall be construed as powers, as well as purposes, and the matters expressed in each clause shall, except if otherwise provided, be in no wise limited by reference to, or inference from the terms of any other clause, but shall be regarded as independent powers and purposes; and the enumeration of specific powers and purposes shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the Corporation; nor shall the expressing of one thing be deemed to exclude another not expressed; although it be of like nature.

I.	The Corporation shall be authorized to exercise and enjoy all other powers, rights and privileges, granted by an Act of the General Assembly of the State of Indiana, entitled “The Indiana General Corporation Act”, approved March 16, 1929, to corporations organized thereunder, and all the powers conferred by all acts heretofore or hereafter amendatory of, or supplemental to, the said Act or the said laws; and the enumeration of certain powers as herein specified, is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges granted or conferred by said Act or the said laws now or hereafter in force; provided, however, that the Corporation shall not, in any State, carry on any business or exercise any powers, which a corporation organized under the laws thereof could not carry on and exercise.

J.	To engage in all types and kinds of manufacturing, and any other lawful act or activity for which corporations may be organized under The Indiana General Corporation Law.

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 1,700,000 shares of Common Stock, having a par value of $.25 per share, to 5,000,000 shares of Common Stock, having a par value of 8-1/3 cents per share.

At the close of business on the date that these Amendments shall become effective, each share of Common Stock, par value $.25 per share, of the Corporation, issued and outstanding immediately prior to the close of business on said effective date, shall be exchanged for three (3) shares of Common Stock, par value 8-1/3 cents per share of the Corporation.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

ARTICLE V — (CONTINUED)

Amount of Capital Stock

Such exchange and conversion will be accomplished as follows:

At the close of business on said effective date, each stock certificate issued and outstanding prior to the close of business on the date that these Amendments shall become effective, shall, without further action by the Corporation, or its shareholders, automatically be converted to a certificate for a like number of shares of Common Stock, par value 8-1/3 cents per share, in partial exchange for the $.25 par value Common Stock, and the Corporation or any Transfer Agent for said Common Stock shall issue to each shareholder another Certificate for the additional number of new shares of 8-1/3 cents par value Common Stock to complete said exchange and conversion and said three (3) - for - one (1) stock split.

ARTICLE VI

Terms of Capital Stock

A.	The authorized capital stock of the Corporation shall consist of 5,000,000 shares of Common Stock, having a par value of 8-1/3 cents per share, all of one and the same class, with equal and identical rights, privileges, powers, obligations, restrictions and voting rights.

B.	No shareholder of the Corporation shall have a pre-emptive right to purchase, subscribe for or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase stock of the Corporation hereafter issued, optioned or sold by it.

ARTICLE VII

Voting Rights of Capital Stock

All holders of record of the Common Stock of the Corporation shall be entitled to one (1) vote for each share of such stock so held, upon any question presented at a regular or special meeting of shareholders.

The shareholders shall at no time have the right to accumulate their votes and distribute them among the candidates for election to the Board of Directors.

The Articles of Incorporation may be amended by the affirmative vote of the holders of a majority of the Corporation’s Common Stock at the time outstanding, and entitled to vote in respect thereof.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1.	Action by Directors

The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on June 13, 1968, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Articles II, V, VI and VII of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such Shareholders, to be held August 28, 1968, to adopt or reject the Amendments.

2.	Action by Shareholders

The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on August 28, 1968, at which holders of shares of the Corporation’s Common Stock, par value $.25 per share were present in person or by proxy, adopted the Amendments.

The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the Amendments, and the number of shares voted against such adoption are as follows:

1,242,316 shares were entitled to vote in respect of the Amendments.

A.	Sub-paragraph (J), Article II:

Shares voted favor: 994,898

Shares voted against: 612

B.	Articles V and VI:

Shares voted in favor: 1,017,260

Shares voted against: 120

C.	Article VII:

Shares voted in favor: 1,016,040

Shares voted against: 1,340

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

SUBDIVISION B

MANNER OF ADOPTION AND VOTE — (CONTINUED)

3.	Compliance with Legal Requirements

The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation and the By-Laws of the Corporation.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE

AUTHORIZED

At the time and date that the Amendments shall become effective, the authorized capital stock of this Corporation, which, prior to such effectiveness, was divided into 1,700,000 shares of Common Stock, having a par value of $.25 per share, shall be changed by the Amendments to 5,000,000 shares of Common Stock, having a par value of 8-1/3 cents per share. Additionally, the 1,242,316 shares of Common Stock issued and outstanding prior to the close of business on the effective date of the Amendments, shall be reduced in par value from $.25 to 8-1/3 cents per share, and certificates evidencing additional shares shall be issued pursuant to the three-for-one stock split set forth above, of the par value of 8-1/3 cents each, so that a total of 3,726,948 shares of Common Stock will be issued and outstanding.

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 28th day of August, 1968.

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Corporation
(Name of Corporation)

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

SUBDIVISION B

MANNER OF ADOPTION AND VOTE — (CONTINUED)

/s/ Richard M. Treckelo
(Written Signature)

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Corporation
(Name of Corporation)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Arthur J. Decio, the President, and Richard M. Treckelo, the Secretary, of Skyline Corporation, the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 28th day of August, 1968.

/s/ Phyllis J. Evans
(Written Signature)

Phyllis J. Evans
(Printed Signature)
Notary Public
My commission expires November 4, 1968

This instrument was prepared by Richard M. Treckelo, Lawyer, 303 First National Bank Building, Elkhart, Indiana.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

SUBDIVISION B

MANNER OF ADOPTION AND VOTE — (CONTINUED)

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

CERTIFICATE OF AMENDMENT OF SKYLINE CORPORATION

I, WILLIAM N. SALIN, Secretary of State of the State of Indiana, hereby certify that Articles of Amendment for the above Corporation, in the form prescribed by my office, prepared and signed in duplicate in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith,” approved March 16, 1929, and Acts supplemental thereto.

THE AMENDMENTS

The exact text of Articles V and VI.

(See Riders Attached).

Whereas, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

In Witness Whereof, I have hereunto set my hand (Seal of the State of Indiana) and affixed the seal of the State of Indiana, at the City of Indianapolis, this 24th day of September, 1969.

/s/ William N. Salin
William N. Salin, Secretary of State

By Deputy

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 5,000,000 shares of Common Stock, having a par value of 8-1/3 cents per share, to 15,000,000 shares of Common Stock, having a par value of 2.77 cents per share.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

ARTICLE V — (CONTINUED.

Amount of Capital Stock

At the close of business on the date that these Amendments shall become effective, each share of Common Stock, par value 8-1/3 cents per share, of the Corporation, issued and outstanding immediately prior to the close of business on said effective date, shall be exchanged for three (3) shares of Common Stock, par value 2.77 cents per share of the Corporation.

Such exchange and conversion will be accomplished as follows:

At the close of business on said effective date, each stock certificate issued and outstanding prior to the close of business on the date that these Amendments shall become effective, shall, without further action by the Corporation, or its shareholders, automatically be converted to a certificate for a like number of shares of Common Stock, par value 2.77 cents per share, in partial exchange for the 8-1/3 cents par value Common Stock, and the Corporation or any Transfer Agent for said Common Stock shall issue to each shareholder another Certificate for the additional number of new shares of 2.77 cents par value Common Stock to complete said exchange and conversion and said three (3) - for - one (1) stock split.

ARTICLE VI

Terms of Capital Stock

A.	The authorized capital stock of the Corporation shall consist of 15,000,000 shares of Common Stock, having a par value of 2.77 cents per share, all of one and the same class, with equal and identical rights, privileges, powers, obligations, restrictions and voting rights.

B.	No shareholder of the Corporation shall have a pre-emptive right to purchase, subscribe for or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase stock of the Corporation hereafter issued, optioned or sold by it.

C.	Subscribers and shareholders shall be liable for the debts of the Corporation only to the extent of any unpaid portion of their subscriptions for shares of the Corporation or any unpaid portion of the consideration for the issuance to them of shares of the Corporation, and except for such liability the private property of the stockholders, directors and officers of this Corporation shall at all times be exempt from all corporate debts and liabilities whatsoever.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

ARTICLE VI — (CONTINUED).

Terms of Capital Stock

The undersigned officers of Skyline Corporation (hereinafter referred to as the “Corporation”), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

SUBDIVISION A

THE AMENDMENTS

The exact text of Articles V and VI of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the “Amendments”), now is as follows:

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is hereby changed from 5,000,000 shares of Common Stock, having a par value of 8-1/3 cents per share, to 15,000,000 shares of Common Stock, having a par value of 2.77cents per share.

At the close of business on the date that these Amendments shall become effective, each share of Common Stock, par value 8-1/3 cents per share, of the Corporation, issued and outstanding immediately prior to the close of business on said effective date, shall be exchanged for three (3) shares of Common Stock, par value 2.77 cents per share of the Corporation.

Such exchange and conversion will be accomplished as follows:

At the close of business on said effective date, each stock certificate issued and outstanding prior to the close of business on the date that these Amendments shall become effective, shall, without further action by the Corporation, or its shareholders, automatically be converted to a certificate for a like number of shares of Common Stock, par value 2.77 cents per share, in partial exchange for the 8-1/3 cents par value Common Stock, and the Corporation or any Transfer Agent for said Common Stock shall issue to each shareholder another Certificate for the additional number of new shares of 2.77 cents par value Common Stock to complete said exchange and conversion and said three (3) - for - one (1) stock split.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

ARTICLE VI — (CONTINUED)

Terms of Capital Stock

A.	The authorized capital stock of the Corporation shall consist of 15,000,000 shares of Common Stock, having a par value of 2.77 cents per share, all of one and the same class, with equal and identical rights, privileges, powers, obligations, restrictions and voting rights.

B.	No shareholder of the Corporation shall have a pre-emptive right to purchase, subscribe for or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase stock of the Corporation hereafter issued, optioned or sold by it.

C.	Subscribers and shareholders shall be liable for the debts of the Corporation only to the extent of any unpaid portion of their subscriptions for shares of the Corporation or any unpaid portion of the consideration for the issuance to them of shares of the Corporation, and except for such liability the private property of the stockholders, directors and officers of this Corporation shall at all times be exempt from all corporate debts and liabilities whatsoever.

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1.	Action by Directors

The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on June 2, 1969, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Articles V and VI of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such Shareholders, to be held September 15, 1969, to adopt or reject the Amendments.

2.	Action by Shareholders

The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on September 15, 1969, at which holders of 2,903,705 shares of the Corporation’s Common Stock, par value 8-1/3 cents per share were present in person or by proxy, adopted the Amendments.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

SUBDIVISION B — (CONTINUED)

MANNER OF ADOPTION AND VOTE

The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

Total
Shares entitle to vote:	3,762,948
Shares voted in favor:	2,902,698
Shares voted against:	1,007

3.	Compliance with Legal Requirements

The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

Before giving effect to the Amendments, the authorized capital stock of this Corporation consisted of 5,000,000 shares of Common Stock, par value 8-1/3 cents per share. The Amendments provide for an additional 10,000,000 shares of authorized Common Stock. After giving effect to the Amendments, the authorized capital stock of this Corporation shall consist of 15,000,000 shares of Common Stock, of the par value of 2.77 cents per share.

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 16th day of September, 1969.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

/s/ Arthur J. Decio
(Written Signature)

Arthur J. Decio
(Printed Signature)
President of Skyline Corporation
(Name of Corporation)

/s/ Richard M. Treckelo
(Written Signature)

Richard M. Treckelo
(Printed Signature)
Secretary of Skyline Corporation
(Name of Corporation)

STATE OF INDIANA

SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Arthur J. Decio, the President and Richard M. Treckelo, the Secretary, of Skyline Corporation, the officers executing the foregoing Articles of Amendment of Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

SUBDIVISION C — (CONTINUED)

STATEMENT OF CHANGES MADE WITH RESPECT TO THE SHARES HERETOFORE AUTHORIZED

WITNESS my hand and Notarial Seal this 16th day of September, 1969.

/s/ Phyllis J. Evans
(Written Signature)

Phyllis J. Evans
(Printed Signature)
Notary Public
My commission expires November 4, 1972

This instrument was prepared by Richard M. Treckelo, Lawyer, 303 First National Bank Building, Elkhart, Indiana.

Skyline Corporation (the “Corporation”), a corporation existing pursuant to the Indiana Business Corporation Law, as amended, desiring to give notice of corporate action amending certain provisions of its Articles of Incorporation,sets forth the following facts:

ARTICLE I

AMENDMENT

1.	The name of the Corporation is Skyline Corporation.

2.	The text of the amendment adopted (the “Amendment”) is as follows:

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

ARTICLE I — (CONTINUED).

AMENDMENT

Article IX, Section One of the Articles of Incorporation of the Corporation is amended to provide in its entirety as follows: The Corporation shall have such number of Directors as shall be specified in the By-Laws, but in no event shall such number be less than three nor more than ten. In the event the By-Laws do not state the number of Directors, the number of Directors shall be nine.

3.	This Amendment was adopted as of September 18, 1995.

ARTICLE II

MANNER OF ADOPTION AND VOTE

1.	The manner of adoption and vote by which the Amendment was adopted by the Corporation is as follows:

Action by Directors. The Board of Directors of the Corporation, as of July 20, 1995, duly adopted resolutions approving the Amendment and recommending and submitting the Amendment to the vote of the Shareholders.

Action by Shareholders. The Shareholders approved the amendment at the annual meeting of the Shareholders of the Corporation on September 18, 1995. The designation, number of outstanding shares, number of votes entitled to be cast, number of votes represented at the meeting, the number of shares voted in favor of the Amendment, and the number of shares voted against the Amendment is set forth below:

Designation of shares:	Common
Number of outstanding shares:	11,120,644
Number of votes entitled to be cast:	11,120,644
Number of shares voted in favor:	9,438,036
Number of shares voted against:	758,191

2.	The number of votes cast for the Amendment was sufficient for approval of the Amendment.

Articles of Incorporation and all Amendments

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

SKYLINE CORPORATION — (CONTINUED).

ARTICLE I — (CONTINUED).

AMENDMENT

IN WITNESS WHEREOF, the undersigned Corporation has caused these Articles of Amendment to be signed by a duly authorized officer this 18th day of September, 1995.

Skyline Corporation

/s/ Ronald F. Kloska
Ronald F. Kloska,
Secretary